LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2022
Disclosure of investment contracts liabilities [Abstract]
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
NOTE 33: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS
The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2022 £m	2021 £m
At 1 January	45,040	38,452
New business	3,148	4,187
Changes in existing business	(5,213)	2,401
At 31 December	42,975	45,040
The balances above are shown gross of reinsurance. As at 31 December 2022, related reinsurance balances were £2 million (2021: £3 million); reinsurance balances are reported within assets. Liabilities arising from non-participating investment contracts are categorised as level 2. See note 49 for details of levels in the fair value hierarchy.